UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust II

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Updated June 27, 2024

Item 1. Reports to Stockholders.

Peerless Option Income Wheel ETF Tailored Shareholder Report

annual shareholder report March 31, 2026 Peerless Option Income Wheel ETF Ticker: WEEL (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the Peerless Option Income Wheel ETF (the "Fund") for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.peerlessetfs.com. You can also request this information by contacting us at (844) 408‑8111 or by writing to the Peerless Option Income Wheel ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Peerless Option Income Wheel ETF	$95	0.87%

Cumulative Performance

(Initial Investment of $10,000)

Peerless Option Income Wheel ETF - $12,152
S&P 500® Total Return Index - $12,602
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
05/15/2024
10/31/2024
04/30/2025
10/31/2025
03/31/2026

Annual Performance

Average Annual Returns for the Periods Ended March 31, 2026	1 Year	Since Inception 5/15/2024
Peerless Option Income Wheel ETF - at NAV	19.18%	10.94%
S&P 500® Total Return Index	17.80%	13.12%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.peerlessetfs.com for more recent performance information.

How did the Fund perform last year and what affected its performance?

The fiscal year ending March 31, 2026 presented a positive backdrop for NYSE:WEEL. The fund benefited from a market regime that was materially favorable to its option-income process. That improvement was shaped meaningfully by the sharp rise in volatility that emerged in the Spring of 2025, as trade-policy uncertainty, persistent inflation concerns, and unusually large equity-market swings created a much richer premium environment. During that stretch, elevated implied volatility supported income generation across both the fund’s cash-secured put-writing and covered-call sleeves, while periods of market weakness increased assignment activity and allowed the strategy to move more actively into the call-writing phase of the wheel. That backdrop matched the intent of the WEEL design, as the strategy is generally more competitive in choppier, range-bound, or declining markets than in narrow, low-volatility momentum rallies. With distributions for the 2026 fiscal year totaling $2.55 per share, the year’s result reflected both a favorable volatility backdrop and meaningful income generation consistent with the fund’s objective.

What Factors Influenced Performance

Fiscal year performance was primarily a function of how the market environment aligned with the mechanics of the option wheel. First, the volatility surge that emerged in the Spring materially improved implied premiums, which enhanced the income opportunity across both our put-writing and covered-call sleeves. Second, that period of market weakness increased assignment activity, which moved more capital into the covered-call phase and allowed the fund to work through the wheel. Third, the call income generated during that stretch was particularly important, as it likely contributed not only to current income generation but also to the strategy’s ability to reinforce NAV and compound returns as markets later recovered. Finally, the broader regime itself was more favorable to the wheel process: choppier, stress-driven markets with elevated option premiums tend to create a better environment for the wheel than narrow, low-volatility momentum rallies. These four factors worked together in a meaningful way, as the fund kept pace with the broad market index.

Positioning

Broadly speaking (all else equal) WEEL would generally be expected to lag a broad market index in a strong bull market, while being better positioned to outperform in a bear market or more range-bound environment. On average, the fund maintains approximately 20-35% of AUM in long positions. The elevated volatility in early 2025 caused accumulation of long positions at an elevated pace. At the same time, that dynamic created an opportunity for the fund to generate an outsized level of covered-call income. During the latter half of the year, the portfolio was meaningfully less long, with a greater portion of AUM allocated to the cash-secured put-writing program.

Peerless Option Income Wheel ETF Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2026)

Fund Size (Thousands)	$31,519
Number of Holdings	39
Total Advisory Fee Paid	$170,011
Portfolio Turnover Rate	638%

What did the Fund invest in?

(as of March 31, 2026)

Security Type - Investments

(% of Net Assets)

Security Type - Other Financial Instruments

(% of Net Assets)

Percentages are stated as a percent of total net assets. Cash and Cash Equivalents represents cash, short-term investments and other assets in excess of liabilities.

Top Holdings	(% of Net Assets)
United States Treasury Bills	23.9
State Street SPDR S&P Regional Banking ETF	10.1
ARK Innovation ETF	8.6
Invesco QQQ Trust Series 1	6.6
First American Government Obligations Fund - Class X, 3.58%	6.4
KraneShares CSI China Internet ETF	5.5
State Street Industrial Select Sector SPDR ETF	4.9
VanEck Gold Miners ETF	4.5
iShares Expanded Tech-Software Sector ETF	3.9
iShares MSCI Emerging Markets ETF	3.9

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.peerlessetfs.com.

Fund Changes

There has been no changes.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Peerless Option Income Wheel ETF

	FYE 3/31/2026	FYE 3/31/2025
( a ) Audit Fees	$13,250	$12,500
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,100	$3,000
( d ) All Other Fees	N/A	N/A

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Cohen to the Adviser and any entities that provide ongoing services to the Fund, for engagements directed related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	FYE 3/31/2026	FYE 3/31/2025
(a) Audit-Related Fees	N/A	N/A
(b) Tax Fees	$495,000	N/A
(c) All other fees	N/A	N/A

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (all other engagements) (C)	Total of (A), (B) and (C)
2026	$3,100	$495,000	N/A	$498,100
2025	$3,000	N/A	N/A	$3,000

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, David Norris, and Domenick Pugliese.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

March 31, 2026

Tidal Trust II

Peerless Option Income Wheel ETF	| WEEL | NYSE Arca, Inc.

Peerless Option Income Wheel ETF

Schedule of Investments	Peerless Option Income Wheel ETF

March 31, 2026

EXCHANGE TRADED FUNDS - 60.9%	Shares	Value
ARK Innovation ETF (a)(b)(c)	40,000	$2,703,600
Invesco QQQ Trust Series 1 (b)	3,600	2,077,848
iShares Expanded Tech-Software Sector ETF (a)(b)	15,500	1,240,775
iShares MSCI Emerging Markets ETF	21,500	1,220,985
iShares U.S. Home Construction ETF (c)	8,500	769,675
iShares U.S. Real Estate ETF (b)(c)	10,900	1,030,704
KraneShares CSI China Internet ETF (b)(c)	61,000	1,734,230
Roundhill Magnificent Seven ETF (b)	14,000	811,160
State Street Health Care Select Sector SPDR ETF	5,000	733,050
State Street Industrial Select Sector SPDR ETF (b)	9,500	1,536,435
State Street SPDR S&P Regional Banking ETF (b)	49,000	3,192,350
VanEck Gold Miners ETF (b)	15,500	1,422,435
VanEck Semiconductor ETF (b)	1,900	728,460
TOTAL EXCHANGE TRADED FUNDS (Cost $20,981,260)		19,201,707

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 23.9%	Par
3.65%, 04/09/2026 (d)	$3,510,000	3,507,185
3.63%, 04/30/2026 (d)	4,010,000	3,998,299
TOTAL U.S. TREASURY BILLS (Cost $7,505,474)		7,505,484

MONEY MARKET FUNDS - 6.4%	Shares
First American Government Obligations Fund - Class X, 3.58% (e)	2,023,702	2,023,702
TOTAL MONEY MARKET FUNDS (Cost $2,023,702)		2,023,702

TOTAL INVESTMENTS - 91.2% (Cost $30,510,436)		28,730,893
Other Assets in Excess of Liabilities - 8.8%		2,788,235
TOTAL NET ASSETS - 100.0%		$31,519,128

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Option Contracts for further information.
(c)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of March 31, 2026 was $3,086,800.
(d)	The rate shown is the annualized yield as of March 31, 2026.
(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

The accompanying notes are an integral part of these financial statements.	1

Schedule of Written Option Contracts	Peerless Option Income Wheel ETF

March 31, 2026

WRITTEN OPTIONS - (0.3)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.2)%
ARK Innovation ETF, Expiration: 04/10/2026; Exercise Price: $70.50	$(675,900)	(100)	$(6,550)
Invesco QQQ Trust Series 1
Expiration: 04/01/2026; Exercise Price: $614.00	(1,212,078)	(21)	(21)
Expiration: 04/02/2026; Exercise Price: $574.00	(865,770)	(15)	(10,268)
iShares Expanded Tech-Software Sector ETF, Expiration: 04/02/2026; Exercise Price: $81.00	(1,240,775)	(155)	(8,137)
iShares U.S. Real Estate ETF, Expiration: 04/02/2026; Exercise Price: $95.50	(709,200)	(75)	(10,350)
KraneShares CSI China Internet ETF, Expiration: 04/02/2026; Exercise Price: $29.00	(483,310)	(170)	(2,210)
State Street Industrial Select Sector SPDR ETF, Expiration: 04/02/2026; Exercise Price: $171.00	(1,536,435)	(95)	(903)
VanEck Semiconductor ETF, Expiration: 04/02/2026; Exercise Price: $375.00	(728,460)	(19)	(19,427)
Total Call Options			(57,866)

Put Options - (0.1)%
Barclays iPath Series B S&P 500 VIX Short-Term Futures ETN, Expiration: 04/02/2026;
Exercise Price: $34.00	(357,000)	(100)	(2,800)
iShares Russell 2000 ETF
Expiration: 04/01/2026; Exercise Price: $234.00	(1,190,400)	(48)	(24)
Expiration: 04/02/2026; Exercise Price: $232.50	(1,190,400)	(48)	(240)
Expiration: 04/02/2026; Exercise Price: $234.00	(1,488,000)	(60)	(420)
iShares Silver Trust, Expiration: 04/02/2026; Exercise Price: $52.00	(545,120)	(80)	(240)
KraneShares CSI China Internet ETF, Expiration: 04/02/2026; Exercise Price: $26.50	(170,580)	(60)	(240)
Roundhill Magnificent Seven ETF, Expiration: 04/02/2026; Exercise Price: $54.00	(347,640)	(60)	(1,650)
State Street Energy Select Sector SPDR ETF, Expiration: 04/02/2026; Exercise Price: $60.50	(490,080)	(80)	(3,120)
State Street SPDR S&P Biotech ETF, Expiration: 04/02/2026; Exercise Price: $113.00	(1,788,220)	(140)	(3,850)
State Street SPDR S&P Regional Banking ETF, Expiration: 04/02/2026; Exercise Price: $60.00	(325,750)	(50)	(125)
State Street SPDR S&P Retail ETF, Expiration: 04/02/2026; Exercise Price: $75.00	(965,640)	(120)	(120)
State Street Utilities Select Sector SPDR ETF, Expiration: 04/02/2026; Exercise Price: $45.00	(1,606,150)	(350)	(5,075)
VanEck Gold Miners ETF, Expiration: 04/02/2026; Exercise Price: $80.00	(458,850)	(50)	(350)
VanEck Oil Services ETF, Expiration: 04/17/2026; Exercise Price: $355.00	(848,841)	(21)	(4,200)
VanEck Semiconductor ETF, Expiration: 04/02/2026; Exercise Price: $350.00	(728,460)	(19)	(314)
Total Put Options			(22,768)
TOTAL WRITTEN OPTIONS (Premiums received $76,322)			$(80,634)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

The accompanying notes are an integral part of these financial statements.	2

Statement of Assets and Liabilities	Peerless Option Income Wheel ETF

March 31, 2026

ASSETS:
Investments, at value (Note 2)	$28,730,893
Deposit at broker for written option contracts	2,881,666
Dividends receivable	8,133
Segregated cash for written option contracts	1,567
Total assets	31,622,259

LIABILITIES:
Written option contracts, at value (Note 2)	80,634
Payable to Adviser, net (Note 4)	22,497
Total liabilities	103,131
NET ASSETS	$31,519,128

NET ASSETS CONSISTS OF:
Paid-in capital	$32,603,275
Total distributable earnings (accumulated losses)	(1,084,147)
Total net assets	$31,519,128

Net assets	$31,519,128
Shares issued and outstanding (a)	1,625,000
Net asset value per share	$19.40

COST:
Investments, at cost	$30,510,436

PROCEEDS:
Written option premiums received	$76,322

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.	3

Statement of Operations	Peerless Option Income Wheel ETF

For the Year ended March 31, 2026

INVESTMENT INCOME:
Dividend income	$231,238
Interest income	351,523
Total investment income	582,761

EXPENSES:
Investment advisory fee (Note 4)	212,797
Total expenses	212,797
Expense reimbursement by Adviser (Note 4)	(42,786)
Net expenses	170,011
NET INVESTMENT INCOME (LOSS)	412,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	991,435
Written option contracts	2,092,621
Securities sold short	(1,347)
Net realized gain (loss)	3,082,709
Net change in unrealized appreciation (depreciation) on:
Investments	(867,106)
Written option contracts	20,283
Net change in unrealized appreciation (depreciation)	(846,823)
Net realized and unrealized gain (loss)	2,235,886
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,648,636

The accompanying notes are an integral part of these financial statements.	4

Statements of Changes in Net Assets	Peerless Option Income Wheel ETF

	Year ended	Period ended
	March 31, 2026	March 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$412,750	$180,558
Net realized gain (loss)	3,082,709	776,367
Net change in unrealized appreciation (depreciation)	(846,823)	(937,032)
Net increase (decrease) in net assets from operations	2,648,636	19,893

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(2,850,000)	(902,675)
Total distributions to shareholders	(2,850,000)	(902,675)

CAPITAL TRANSACTIONS:
Shares sold	23,097,186	11,518,888
Shares redeemed	(2,012,800)	–
Net increase (decrease) in net assets from capital transactions	21,084,386	11,518,888

NET INCREASE (DECREASE) IN NET ASSETS	20,883,022	10,636,106

NET ASSETS:
Beginning of the period	10,636,106	–
End of the period	$31,519,128	$10,636,106

SHARES TRANSACTIONS
Shares sold	1,150,000	575,000
Shares redeemed	(100,000)	–
Total increase (decrease) in shares outstanding	1,050,000	575,000

(a)	Inception date of the Fund was May 15, 2024.

The accompanying notes are an integral part of these financial statements.	5

Financial Highlights	Peerless Option Income Wheel ETF

For a share outstanding throughout the periods presented

	Year ended	Period ended
	March 31,	March 31,
	2026	2025(a)
PER SHARE DATA:

Net asset value, beginning of period	$18.50	$20.00

INVESTMENT OPERATIONS:
Net investment income (loss) (b)(c)	0.42	0.48
Net realized and unrealized gain (loss) on investments (d)	3.03	(0.04)
Total from investment operations	3.45	0.44

LESS DISTRIBUTIONS FROM:
Net investment income	(2.55)	(1.94)
Total distributions	(2.55)	(1.94)
Net asset value, end of period	$19.40	$18.50

TOTAL RETURN (e)	19.18%	1.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,519	$10,636
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment (f)(g)	1.09%	1.09%
After expense reimbursement/recoupment (f)(g)	0.87%	0.99%
Ratio of interest expense to average net assets (f)(g)	–%	0.00%	(h)
Ratio of operational expenses to average net assets excluding interest expense (f)(g)	0.87%	0.99%
Ratio of net investment income (loss) to average net assets (f)(g)	2.11%	2.70%
Portfolio turnover rate (e)(i)	638%	473%

(a)	Inception date of the Fund was May 15, 2024.
(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(e)	Not annualized for periods less than one year.
(f)	Ratios do not include the income and the expenses of the underlying funds in which the Fund invests.
(g)	Annualized for periods less than one year.
(h)	Amount represents less than 0.005% as a percentage of average net assets.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.	6

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

NOTE 1 – ORGANIZATION

The Peerless Option Income Wheel ETF (the “Fund”) is a non-diversified series of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Peerless Wealth LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on May 15, 2024.

The investment objective of the Fund is to seek current income. The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s strategy consists of two main components: firstly, investing in a range of sector-specific ETFs and, in some instances, individual securities; and secondly, implementing an “option wheel strategy.” The option wheel strategy focuses on writing options on the Fund’s holdings in these sector-based ETFs and individual securities. By systematically entering positions below current market levels through selling puts, the Fund aims to decrease risk compared to direct sector ownership, while also capitalizing on option premiums to enhance income from its sector-based ETF investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation. Equity securities, including exchange traded funds, listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (“The NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on The NASDAQ, The NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the Investment Company Act of 1940.

Debt securities are valued by using an evaluated mean of the bid and ask prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Options contracts are valued using the mean/mid of quoted bid and ask spread prices, as provided by independent pricing vendors.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$19,201,707	$–	$–	$19,201,707
U.S. Treasury Bills	–	7,505,484	–	7,505,484
Money Market Funds	2,023,702	–	–	2,023,702
Total Investments	$21,225,409	$7,505,484	$–	$28,730,893

Liabilities:
Other Financial Instruments:
Written Options	$–	$(80,634)	$–	$(80,634)
Total Other Financial Instruments	$–	$(80,634)	$–	$(80,634)

B.	Derivative Instruments. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is affected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. Put options may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the year ended March 31, 2026, the Fund’s monthly average notional value is described below:

Average Notional Value
Written Options	$(8,557,515)

Statement of Assets and Liabilities

Fair value of derivative instruments as of March 31, 2026:

		Asset Derivatives		Liability Derivatives

	Instrument	Balance Sheet	Fair Value	Balance Sheet Location	Fair Value
		Location
Equity Risk	Written option contracts	N/A	$-	Written option contracts, at value	$80,634

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2026:

		Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)

	Instrument	Location	Value	Location	Value

Equity Risk	Written option contracts	Net realized gain (loss) on written option contracts	$2,092,621	Net change in unrealized appreciation (depreciation) on written option contracts	$20,283

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

The Fund is not subject to master netting agreements; therefore, no additional disclosures regarding netting arrangements are required.

C.	Federal Income Taxes. The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

As of March 31, 2026, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

D.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts and premiums on debt securities purchased are accreted and amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F.	Deposits at Broker for Options. Deposits at broker for options represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities. Cash and cash equivalents and deposits at broker are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporation or Federal Deposit Insurance Corporation limitations.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Share Valuation. The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the NYSE Arca, Inc. or The New York Stock Exchange is closed for trading.

I.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

K.	Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by the Fund to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. The Fund whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

L.	Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to adjustments for reclassifying distributions from net investment income to realized gains and rounding differences. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2026, the following reclassification adjustments were made:

Paid-In	Total Distributable Earnings/
Capital	(Accumulated Losses)
$1	$(1)

M.	Short Sales. The Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short has appreciated in value, thus resulting in a loss to the Fund. A gain on a short sale is limited to the price at which a Fund sold the security short and a loss, unlimited in size, will be recognized upon the termination of the short sale. The Fund’s investment performance may also suffer if either the Fund is required to close out a short position earlier than they had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its positions in a permissible manner. The Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. Interest income is accrued on cash proceeds held at the broker for short sales. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short will be borne by the shareholders of the Fund.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

Option Wheel Strategy Risk. The implementation of the Fund’s option wheel strategy, which involves selling put options and then call options on the same underlying assets (i.e., Underlying Issuers), will significantly affect the Fund’s performance in relation to the underlying assets’ price movements. This strategy’s effectiveness depends on the sequence of market movements and option expirations.

For instance, if the Fund initiates the strategy by selling out-of-the-money put options and the underlying asset’s price falls below the strike price, the Fund would be obligated to purchase the asset at a potentially unfavorable price. Subsequently, if the Fund sells call options on these assets and their market price rises above the call options’ strike price, the assets would be called away, potentially limiting the Fund’s profit to the premium received. Over shorter periods, this can result in the Fund not fully benefiting from positive price movements of the underlying assets. Conversely, over longer periods, the Fund’s returns may not align with the overall price appreciation of the assets. For example, if the underlying assets appreciate significantly after the Fund has sold call options, the Fund would not capture this appreciation beyond the strike price of the calls. This scenario highlights how the Fund’s returns are influenced not only by the price levels of the underlying assets but also by their price trajectory over time.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets including stocks, bonds, commodities, currencies, interest rates, indexes or ETFs that hold or offer exposure to one or more of the foregoing assets. The Fund’s investments in derivatives may pose risks in addition to those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Underlying Issuers and their related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the option contracts in which it invests is substantially influenced by the share price of the related Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values option contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain option contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to some or all of the Underlying Issuers through the use of option contracts, as the option contracts it holds are exercised or expire it will enter into new option contracts, a practice referred to as “rolling.” If the expiring option contracts do not generate proceeds enough to cover the cost of entering into new option contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make and receive payments (including margin payments) to and from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund is subject to the above principal risks, as well as other principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund as follows:

Investment Advisory Fee
Investment Advisory Fee	After Waiver
1.09%	0.84%

Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or will require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, litigation expenses, other non-routine or extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). The Investment Advisory Fees incurred are calculated daily and paid monthly to the Adviser. Investment Advisory Fees for the year ended March 31, 2026 are disclosed in the Statement of Operations.

Prior to July 30, 2025, the Adviser had contractually agreed to reduce its Investment Advisory Fee to 0.99% of the Fund’s average daily net assets through at least July 29, 2025. To the extent the Fund had incurred Excluded Expenses, total annual fund operating expenses after fee waiver would have been higher than 0.99%. The agreement could only be terminated only by, or with the consent of, the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. The agreement could not be terminated by the Adviser without the consent of the Board. Any fees waived with respect to the Fund under this agreement were not subject to reimbursement to the Adviser by the Fund.

Effective July 30, 2025, the Adviser has contractually agreed to reduce its Investment Advisory Fee to 0.84% of the Fund’s average daily net assets through at least July 30, 2026. To the extent the Fund incurs Excluded Expenses, total annual fund operating expenses after the fee waiver will be higher than 0.84%. The agreement may be terminated only by, or with the consent of, the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived with respect to the Fund under this agreement are not subject to reimbursement or recoupment to the Adviser by the Fund.

The Sub-Adviser serves as investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund and trading securities of the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.04% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume all or a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fee payable to the Sub- Adviser and Excluded Expenses. For assuming the payment obligations for a portion of the Fund’s expenses, the Adviser has agreed to pay the Sub-Adviser a corresponding share of profits, if any, generated by the Fund’s Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser.

Tidal serves as the Fund’s administrator and, in that capacity, performs various administrative and management services (other than investment advisory services) for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative, accounting and management services (other than investment advisory services) for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NOTE 5 – SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund’s investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker. The Principal Financial Officer is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting year.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2026, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, written options, U.S. government securities, and in-kind transactions were $62,076,295 and $51,279,923, respectively.

For the year ended March 31, 2026, there were no purchases or sales of long-term U.S. government securities.

For the year ended March 31, 2026, there were no in-kind transactions associated with creations or redemptions for the Fund.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended March 31, 2026 and prior fiscal period ended March 31, 2025, were as follows:

Distributions paid from:	March 31, 2026	March 31, 2025
Ordinary Income	$2,782,249	$902,675
Long Term Capital Gain	67,751	-

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

As of March 31, 2026, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Investments, at cost(a)	$30,443,854
Gross tax unrealized appreciation	73,626
Gross tax unrealized depreciation	(1,867,220)
Net tax unrealized appreciation (depreciation)	(1,793,594)
Undistributed ordinary income (loss)	709,448
Undistributed long-term capital gain (loss)	–
Other accumulated gain (loss)	–
Total distributable earnings (accumulated losses)	$(1,084,146)

(a)	The difference between book and tax-basis cost of investments is primarily due to the treatment of wash sales and written options mark-to-market.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the fiscal year ended March 31, 2026, the Fund did not elect to defer any post-October losses or late-year losses.

As of the fiscal year ended March 31, 2026, the Fund had no long-term or short-term capital loss carryovers.

NOTE 8 – SHARES TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their NAV. The Fund issues and redeems Shares on a continuous basis at NAV generally in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of Shares, which has no front- end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2026

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Fund’s financial statements.

Report of Independent Registered
Public Accounting Firm	Peerless Option Income Wheel ETF

To the Shareholders of Peerless Option Income Wheel ETF and
Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written option contracts, of Peerless Option Income Wheel ETF (the “Fund”), a series of Tidal Trust II, as of March 31, 2026, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 15, 2024 (commencement of operations) through March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tidal Investments LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 29, 2026

Additional Information (Unaudited)	Peerless Option Income Wheel ETF

March 31, 2026

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Peerless Option Income Wheel ETF	2.78%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2026, was as follows:

Peerless Option Income Wheel ETF	0.19%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2026, was as follows:

Peerless Option Income Wheel ETF	85.17%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Fund’s accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on August 27, 2025, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) considered the approval of the renewal of:

●	the Investment Advisory Agreement (the “Advisory Agreement”) between Tidal Investments LLC (the “Adviser”) and the Trust, on behalf of the Peerless Options Income Wheel ETF (the “Peerless ETF” or the “Fund”); and

●	the Sub-Advisory Agreement between the Adviser and Peerless Wealth, LLC, on behalf of the Peerless Options Income Wheel ETF (the “Peerless Sub-Advisory Agreement”), the Board, including a majority of the Independent Trustees voting separately, hereby determines that the terms of the Peerless Sub-Advisory Agreement continues to be fair and reasonable and in the best interests of the Peerless Options Income Wheel ETF and its shareholders;

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requested and reviewed a wide variety of information from the Adviser and Sub-Advisers.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to each Fund’s shareholders by the Adviser and Sub-Advisers; (ii) the costs of the services provided and the profits realized by the Adviser and Sub-Advisers from services to be provided to the Funds, including any fall-out benefits; (iv) comparative fee and expense data for each Fund in relation to other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser or Sub-Advisers and their affiliates resulting from services rendered to the Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on June 30, 2025, meetings held on August 6 and August 7, 2025, and the meeting held on August 27, 2025. Among other things, each of the Adviser and Sub- Advisers provided responses to a detailed series of questions, which included information about the Adviser’s and Sub-Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting, and the Adviser’s oral presentations and any other information that the Board received at the meeting and deliberated on the renewal of the Agreements in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. The Independent Trustees conferred amongst themselves and independent legal counsel in executive sessions both with and without representatives of management.

Nature, Extent and Quality of Services Provided. The Trustees considered the nature, extent and quality of services provided under the Advisory Agreement and Sub-Advisory Agreements. In considering the nature, extent and quality of the services provided by the Adviser and Sub-Advisers, the Board reviewed the Adviser’s and each Sub-Adviser’s compliance infrastructure and its financial strength and resources. The Board also considered the experience of the personnel of the Adviser and Sub-Adviser working with each ETF. The Board also considered other services provided to the Funds by the Adviser and Sub-Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser and Sub-Adviser based on their experience, personnel, operations and resources.

Historical Performance. The Board considered the investment performance of each Fund against relevant benchmarks, such as the Fund’s stated investment objectives, a comparative peer group of similar funds and/or its respective securities benchmark index, as deemed appropriate by the Board. In doing so, the Board recognized that many of the Funds have specialized strategies that have specific targeted goals while others may have more generalized strategies but are significantly different from other funds in the same investment universe. In these circumstances, the Board considered that it was difficult to fairly benchmark performance against peers and also took into account that certain Funds had a very limited universe of peers. In these circumstances the Board placed greater emphasis on other means of measuring performance. The Board considered that each Fund was relatively new and had not been in operation for a sufficient time period to establish a meaningful track record.

The Board reviewed each Fund’s performance on a case-by-case basis. The Board also took into account that each Fund’s track record was measured as of a specified date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming or not meeting its investment goals, the Board also considered the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

Cost of Services Provided, Profitability and Economies of Scale. The Board reviewed the advisory fees for each Fund and compared them to the management fees and total operating expenses of its Peer Group. The Trustees further took into account that many of the Funds had distinctive investment strategies and styles which resulted in the Funds being significantly different from many of the funds in the comparative universe, which made certain peer group analysis less relevant from an expense perspective. The Board noted that the comparisons to the total expense ratios were the most relevant comparisons, given the fact that the advisory fee for each Fund is a “unified fee.”

The Board noted the importance of the fact that the advisory fee for each Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), litigation expenses, non-routine or extraordinary expenses, and the unitary management fee payable to the Adviser. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses (except as noted above) out of its own fees and resources.

The Board’s overall assessment with respect to each Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, was fair and reasonable.

The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates from their relationship with each of the Funds, and concluded that many of the Funds was profitable to the Adviser, the fees had not been, and currently were not, excessive, and the Adviser had adequate financial resources to support its services to the Funds from the revenues of its overall investment advisory business. In considering profitability, the Board discuss and considered the methodology used by the Adviser in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by the Adviser in launching and maintaining the Funds.

The Board also reviewed the sub-advisory fee paid to the Sub-Adviser for its services under the Sub-Advisory Agreement. The Board considered this fee in light of the services the Sub-Adviser provides as investment sub-adviser of the Sub-advised Funds, as applicable. The Board determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser and Sub-Adviser given the work performed by each firm. The Board also considered that if the Fund had one or more sponsors, each which had agreed to assume the payment of any fund expenses above the level of the unitary fee. The Board considered that pursuant to these arrangements, if fund expenses, including a payment to the Adviser of a certain amount, fall below the level of the unitary fee, the Adviser would pay any remaining portion of the unitary fee to the sponsor(s) out of its profits. The Board concluded that the sub-advisory fee for the Sub-advised Fund was reasonable in light of the services rendered.

The Board discussed that as the Fund was relatively new, there were not yet any economies of scale to consider. The Board noted that the Adviser will review expenses as the Fund’s assets grow. The Board determined to evaluate economies of scale on an ongoing basis.

The Board also considered that the sub-advisory fee paid to the Sub-Adviser is paid out of the Adviser’s unified fee and represents an arm’s-length negotiation between the Adviser and the Sub- Adviser. For these reasons, the Trustees determined that the profitability to the Sub-Adviser from its relationship with the respective Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreement. The Board considered that, because the sub-advisory fee was paid by the Adviser out of its unified fee, any economies of scale would not benefit shareholders and, thus, were not relevant for the consideration of the approval of the respective sub-advisory fee.

Conclusion. No single factor was determinative to the decision of the Board. Based on the Board’s deliberations and its evaluation of the information described above and such other matters as were deemed relevant, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of each Advisory Agreement and Sub-Advisory Agreement are fair and reasonable; (b) concluded that each of the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services that the Adviser and Sub-Adviser provide to the Fund; and (c) agreed to approve renewal of the Advisory Agreement and Sub-Advisory Agreement for a term of one year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	June 8, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 8, 2026

* Print the name and title of each signing officer under his or her signature.